SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 27, 2002


                              HORIZON TELCOM, INC.

               (Exact name of registrant as specified in charter)


                 Ohio                                  0-32617                             31-1449037
    (State or other jurisdiction of           (Commission File Number)          (IRS Employer Identification No.)
            incorporation)



          68 East Main Street
           Chillicothe, Ohio                          45601-0480
         (Address of principal                        (Zip Code)
          executive offices)


       (Registrant's telephone number including area code) (740) 772-8200

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 27, 2002, Horizon Telcom, Inc. ("Horizon" or "the Company") dismissed Arthur Andersen LLP ("Andersen") as its principal accountant and engaged KPMG LLP ("KPMG") as its principal accountant. The decision to change principal accountants was approved by the Audit Committee of the Board of Directors of the Company. The change will be effective immediately. During the past two fiscal years and through the date of this Current Report, the Company has engaged KPMG to perform limited tax and other consulting services, but has not consulted with KPMG on any accounting or auditing related matters or any other matters that are reportable under Item 304(a)(2) of Regulation S-K.

Andersen's reports on the consolidated financial statements of the Company for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the past two fiscal years and through the date of this Current Report, there have been no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter in connection with its reports on the Company's consolidated financial statements for such years, nor have there been any reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.

Andersen was provided with a copy of the statements made in the foregoing paragraph and has furnished a letter addressed to the Commission stating that it agrees with such statements. A copy of Andersen's letter dated June 27, 2002 is attached hereto as Exhibit 16.1.

A copy of the press release issued by the Company regarding its change in accountants is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

         Exhibit Number       Description
         --------------       -----------
         16.1                 Letter from Arthur Andersen dated June 27, 2002




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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                HORIZON TELCOM, INC.

Date: June 27, 2002             By: /s/ Peter M. Holland
                                    ----------------------------------------
                                    Peter M. Holland
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)










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


                                  EXHIBIT INDEX



EXHIBIT NUMBER    DESCRIPTION                                         PAGE
--------------    -----------                                         ----
16.1              Letter from Arthur Andersen
                  dated June 27, 2002                                   5









                                       4


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